SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Acto of 1934

                         Date of Report April 23, 2003

                           EXHAUST TECHNOLOGIES, INC.
             (Exact name of'registrant as specified in its charter)

                                   Washington
                 (State or other juristiction of incorporation)

      333-30838
(Commission File No.)                                        91-1970433
                                                   (Employer Identification No.)

                               230 North Division
                            Spokane, Washington 99202
             (Address of principal executive offices and Zip Code)

                                 (509) 838-4447
              (Registrant's telephone number, including area code)

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ITEM 4. CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On April 9, 2003, the accounting firm of Williams & Webster, P.S. was dismissed by the Registrant's Board of Directors as the Company's independent auditors. During the two most recent fiscal years, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope of procedure between the Company and Williams & Webster, P.S.

         (b) The Report of Williams & Webster, P.S. on the Company,s financial statements as of and for the years ended January 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope, accounting principles, or uncertainties other than the ability to continue as a going concern.

         (c) The Company has requested Williams & Webster, P.S. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K report to Williams & Webster, P.S. on April 23, 2003, via facsimile. Williams & Webster, P.S. replied and its letter agreeing with the statements contained herein is attached hereto as
Exhibit 16.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

16.1     Letter from Williams & Webster, P.S


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EXHAUST TECHNOLOGIES, INC.

DATED: April 23, 2003                           BY: /s/ Robert E. Sterling
                                                   -----------------------------
                                                   Robert E. Sterling, President